EXHIBIT 10.5

UNCONDITIONAL GUARANTY

PROVIDENT BANK

(herein called the “Bank”)

10 Woodbridge Center Drive

Woodbridge, New Jersey 07095

To induce the Bank to make, extend or renew loans, advances, credit or other financial accommodations to B W ELECTRICAL SERVICES LLC, a New Jersey limited liability company, herein called “Borrower”, now or in the future, and with full knowledge that said loans, advances, credit or other financial accommodations would not be made without this Unconditional Guaranty (the “Guaranty”), the undersigned, CHARGE ENTERPRISES, INC., a Delaware corporation, having a mailing address at 125 Park Avenue, 25th Floor, New York, New York 10017 (the “Guarantor”) hereby agrees as follows:

1. GUARANTY. Guarantor, each for himself or itself, jointly and severally, hereby absolutely and unconditionally guarantees full, prompt and unconditional payment when due of each and every obligation or liability of the Borrower to the Bank, now existing or hereafter incurred, whether direct or indirect, secured or unsecured, contingent or absolute, joint or several, matured or unmatured, together with all modifications, extensions or renewals of the obligations or liabilities and the full, prompt, and unconditional performance of every term and condition of any transaction to be kept and performed by the Borrower. All such obligations and liabilities set forth herein, together with interest and all fees, costs, expenses, attorneys’ fees and other costs of collection incurred or paid by the Bank, are together referred to herein as the “Liability of the Borrower”.

2. GUARANTY ABSOLUTE AND UNCONDITIONAL. Without incurring responsibility to the Guarantor and without impairing or releasing the obligations of the Guarantor under the Guaranty, the Bank may at any time and from time to time (whether or not after revocation or termination of this Guaranty) without the consent of, or notice to the Guarantor, upon any terms or conditions and in whole or in part: (a) change the manner, place or terms of payment, and/or change or extend the time for payment or renew or alter, any Liability of the Borrower or any credit documentation or security therefor, and the Guaranty herein made shall apply to the Liability of the Borrower as so changed, extended, renewed or altered; (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order and property by whomsoever at any time pledged, mortgaged or in which a security interest is given to secure, or howsoever securing, the Liability of the Borrower; (c) exercise or refrain from exercising any rights against the Borrower or others (including the Guarantor or any other guarantor) or against the security, or otherwise act or refrain from acting; (d) settle or compromise any Liability of the Borrower, dispose of any security therefor, with or without consideration, or any liability incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any Liability of the Borrower (whether due or not) to creditors of the Borrower other than the Bank and the Guarantor; and (e) apply any sums by whomsoever paid or howsoever realized to any Liability of the Borrower.

This is an unconditional guaranty of the Guarantor and no invalidity, irregularity or unenforceability of all or any part of the Liability of the Borrower or the impairment or loss of any security therefor, whether caused by any actions or inactions of the Bank, or otherwise, shall affect, impair or be a defense to this Guaranty. This Guaranty (i) is a guaranty of payment and not of collection, (ii) is a continuing guaranty, (iii) shall remain in full force and effect until all of the Liability of the Borrower has been paid in full and (iv) will continue to be effective, or be reinstated, as the case may be, if at any time any of the Liability of the Borrower is rescinded, avoided or rendered void or must otherwise be returned by the Bank for any reason, including, without limitation, the insolvency or bankruptcy of the Borrower, Guarantor or otherwise, all as though such payment had not been made.

3. SUBROGATION, REIMBURSEMENT AND INDEMNITY. The Guarantor waives: (a) all right to seek reimbursement, indemnity or contribution from the Borrower, and (b) any right to subrogation it may have or acquire as result of performance under this Guaranty. If, notwithstanding such waiver, any amount shall be paid to the Guarantor on account of such subrogation, indemnification or contribution at any time when the Liability of the Borrower has not been paid in full, such amount shall be held in trust for the benefit of the Bank, shall be segregated from the other funds of Guarantor and shall forthwith be paid over to the Bank to be applied in whole or in part by the Bank against the Liability of the Borrower, whether matured or unmatured, in accordance with the Loan Documents.

4. SUBORDINATION. Any and all rights and claims of Guarantor against the Borrower or any of its property, arising by reason of any payment by Guarantor to the Bank pursuant to the provisions of this Guaranty, shall be subordinate and subject in right of payment to the prior payment in full of all Liability of the Borrower. In addition, Guarantor agrees: (a) to subordinate all other obligations now or hereafter owed by the Borrower to Guarantor ("Subordinated Debt") to any and all obligations of the Borrower to the Bank now or hereafter existing while this Guaranty is in effect, provided however that Guarantor may receive regularly scheduled principal and interest payments on the Subordinated Debt so long as (i) all sums due and payable by Borrower to the Bank have been paid in full on or prior to such date, and (ii) no event or condition which constitutes or which with notice or the lapse or time would constitute an event of default with respect to the Liability of the Borrower shall be continuing on or as of the payment date; (b) Guarantor will either place a legend indicating such subordination on every note, ledger page or other document evidencing any part of the Subordinated Debt or deliver such documents to the Bank; and (c) except as permitted by this paragraph, Guarantor will not request or accept payment of or any security for any part of the Subordinated Debt, and any proceeds of the Subordinated Debt paid to Guarantor, through error or otherwise, shall immediately be forwarded to the Bank by Guarantor, properly endorsed to the order of the Bank, to apply to the Liability of the Borrower.

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5. REPRESENTATIONS AND WARRANTIES; COVENANTS. The Guarantor represents, warrants and covenants that: (a) the execution and delivery of this Guaranty and the performance of the obligations hereunder have been authorized by all necessary action, or Guarantor otherwise is of full capacity to make and perform this Guaranty; (b) this Guaranty has been duly executed and delivered by Guarantor, and such execution and delivery and the performance by the Guarantor of Guarantor's obligations hereunder will not violate any applicable provision of law or judgment, any organizational document of Guarantor, any order or regulation of any court or of any public or governmental agency or authority nor conflict with or constitute a breach of or a default under any instrument to which the Guarantor is a party or by which the Guarantor or any of the Guarantor's property is bound, and this Guaranty is a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms; (c) there is no litigation, proceeding or investigation pending or, to the knowledge of Guarantor, threatened against Guarantor, the adverse result of which might in any material respect affect the business, property or financial condition of the Guarantor or the performance by the Guarantor of the Guarantor's obligations hereunder, and Guarantor is not (and will not hereafter be) in violation in any material respect of any applicable statute, rule, order or regulation of any governmental body; (d) Guarantor has made whatever inquiry into the financial or other affairs of the Borrower, and the terms of any Liability of the Borrower, as it deems necessary or desirable prior to executing this Guaranty and has not relied on the Bank for any such information; (e) the financial statement of Guarantor, which has been previously furnished to the Bank, presents fairly the financial position of Guarantor as at the date thereof, and since such date, there has been no material adverse change in the Guarantor's financial condition except as disclosed to the Bank in writing prior to the date hereof, and Guarantor shall provide the Bank with any and all financial information and/or financial statements as requested by the Bank, including annual financial statements and manually signed copies of federal and state tax returns, which shall be satisfactory to the Bank; and (f) Guarantor agrees not to transfer any of Guarantor's assets other than for full and adequate consideration.

6. SECURITY INTEREST; RIGHT OF SET OFF. All property of the Guarantor that shall be held by the Bank shall be subject to a lien and a security interest in favor of the Bank, as security for any and all liabilities of Guarantor to the Bank. The term “property of the Guarantor” shall mean all property of every description now or hereafter in the possession or custody of or in transit to the Bank for any purpose, including safekeeping, collection or pledge, for account of the Guarantor, or as to which the Guarantor may have any right or power. The balance of every account of the Guarantor with (regardless of the source of intended use of funds in such account), and each claim of the Guarantor against the Bank existing from time to time, shall be subject to a lien and subject to be set off against any and all liabilities of the Guarantor to the Bank, and the Bank may at any time or from time to time at its option and upon not less than three(3) business days’ advance notice appropriate and apply toward the payment of any of such liabilities the balance of each such account of the Guarantor with, and each such claim of the Guarantor against, the Bank. The Bank may at any time and from time to time, upon not less than three(3) business days’ advance notice, transfer into its own name or that of its nominee any of the property of the Guarantor. This right is in addition to and not in limitation of other rights, including of setoff, which the Bank may have by law.

7. EVENT OF DEFAULT. Upon the happening of an Event of Default (as defined in the Note or other Loan Documents) or any default hereunder or under the Note or other Loan Documents, the Bank may, without notice to the Borrower or any other person, make the Liability of the Borrower immediately due and payable hereunder as to the Guarantor, and the Bank shall be entitled to enforce the obligations of the Guarantor hereunder. Upon non-payment when due of any of the Liability of the Borrower or the liability of the Guarantor to the Bank, the Bank shall have the right from time to time, without advertisement or demand upon or notice to the Borrower of the Guarantor or right of redemption, to sell, re-sell, assign, transfer and deliver all or part of any property of Guarantor, at any brokers’ board or exchange or at public or private sale, for cash or on credit or for future delivery, and in connection therewith may grant options and may impose reasonable commercial conditions such as requiring any purchaser of any security so held to represent that such security is purchased for investment purposes only. Upon each such sale, the Bank may purchase all or any part of said property being sold, free from and discharged of all trusts, claims, rights of redemption and equities of the Guarantor. In case of each such sale, or of any proceedings to collect any liabilities of Guarantor to the Bank, Guarantor shall pay all reasonable costs and expenses of every kind for collection, sale or delivery, including reasonable attorneys’ fees, and after deducting such costs and expenses from the proceeds of sale or collection, the Bank may apply any residue to the liabilities of Guarantor who shall continue liable for any deficiency, with interest.

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8. SETTLEMENT. Settlement of any claim by the Bank against the Borrower or any Guarantor, whether in any proceedings or not, and whether voluntary or involuntary, shall not reduce the amount due under the terms of this Guaranty.

9. REMEDIES. All rights, powers and remedies of the Bank hereunder and under any agreement between the Borrower or any Guarantor and the Bank, now, or at any time hereafter in force, shall be cumulative and not alternative, and shall be in addition to all rights, powers and remedies given to the Bank by law.

10. NO WAIVER; AMENDMENTS. No delay on the part of the Bank in exercising any of its options, powers or rights or partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by the Bank unless the same shall be in writing, duly signed on behalf of the Bank, by a duly authorized officer, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of the Bank or the obligations of Guarantor to the Bank in any other respect at any other time.

11. WAIVER. Guarantor herby waives: (a) notice of acceptance of this Guaranty and notice of any Liability of the Borrower which it may apply and waives notice of default, non-payment, partial payment, presentment, demand, protest, notice of protest or dishonor and all other notices to which Guarantor might otherwise be entitled, or which might be required by law and required to be given, by the Bank; (b) promptness and delinquency; and (c) any requirement that the Bank protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right or take any action against the Borrower, the Guarantor, any other person or any collateral.

12. ASSIGNMENT. This Guaranty will be binding upon each of the Guarantor and his, her or its heirs, executors, administrators, successors and assigns and shall enure to the benefit of the Bank, its successors and assigns; provided, however, that the Guarantor cannot assign this Guaranty without the prior written consent of the Bank.

13. NOTICES. All notices required or permitted under this Guaranty may be given to the parties at the address stated in this Guaranty (or at any other address a party may designate) in writing, sent by personal delivery, overnight courier or first class mail, postage prepaid.

14. GUARANTY NOT MODIFIED BY BANKRUPTCY. Neither the Guarantor's obligation in accordance with the terms of this Guaranty, nor any remedy for the enforcement, nor the amount of the Liability of the Borrower will be impaired, modified, or limited in any manner whatsoever by any impairment, modification, discharge or limitation of the Liability of the Borrower or its estate in bankruptcy or any remedy for the enforcement, resulting from the operation of any present or future provision of the Bankruptcy Code of the United States or other statute, or from the decision of any court interpreting any of the same. The amount of the Liability of the Borrower will, for the purposes of this Guaranty, be determined as if no such impairment, stay, modification, discharge or limitation had occurred.

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15. JURISDICTION. Guarantor irrevocably appoints each and every owner, partner and/or officer of the Guarantor as its attorneys upon whom may be served, by regular or certified mail at the address set forth below, any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Guaranty or any other Loan Document; and Guarantor hereby consents that any action or proceeding against it be commenced and maintained in any court within the State of New Jersey or in the United States District Court for the District of New Jersey by service of process on any such owner, partner and/or officer; and Guarantor agrees that the courts of the State of New Jersey and the United States District Court for the District of New Jersey shall have jurisdiction with respect to the subject matter hereof and the person of Guarantor and all collateral securing the obligations of Guarantor. Guarantor agrees not to assert any defense to any proceeding initiated by the Bank based upon improper venue or inconvenient forum. Guarantor agrees that any action brought by Guarantor shall be commenced and maintained only in a court in the federal judicial district or county in which the Bank has its principal place of business in New Jersey and that service of process may be made upon Guarantor by making a copy of such process to Guarantor.

16. WAIVER OF JURY TRIAL. GUARANTOR AGREES THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY THE BANK OR GUARANTOR ON OR WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF ITS COUNSEL, WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, GUARANTOR WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. GUARANTOR ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY AND THAT THE BANK WOULD NOT EXTEND CREDIT TO GUARANTOR IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS GUARANTY.

17. GOVERNING LAW. This Guaranty will be governed by, and construed in accordance with, the laws of the State of New Jersey without regard to that state’s conflict of laws principles.

18. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Mortgage Promissory Note executed by Borrower in connection with this Guaranty (the “Note”).

19. JOINT AND SEVERAL LIABILITY. The liability and obligations of the persons or entities comprising Guarantor if more than one shall be joint and several and in such event the term “Guarantor” as used herein shall mean any one or more of such persons or entities.

20. EQUAL CREDIT OPPORTUNITY ACT. If the Guarantor is not an “applicant for credit” under Section 202.2 (e) of the Equal Credit Opportunity Act of 1974 (“ECOA”), the Guarantor acknowledges that (i) this Guaranty has been executed to provide credit support for all the Liability of the Borrower, and (ii) the Guarantor was not required to execute this Guaranty in violation of Section 202.7(d) of the ECOA.

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IN WITNESS WHEREOF, Guarantor, intending to be legally bound, has made this Guaranty effective as of the 26th day of May, 2022.

Witness:		GUARANTOR:

CHARGE ENTERPRISES, INC.

/s/ Peggy Schuurman Hess		By:	/s/ CRAIG DENSON
Name: Peggy Schuurman Hess			Name: Craig Denson
Title: COO

ACKNOWLEDGMENT

STATE OF VIRGINIA	:

ss:

COUNTY OF FAQUIER:

BE IT REMEMBERED that on this 26th day of May, 2022, before me, the subscriber, personally appeared Craig Denson, who I am satisfied is/are the person(s) who signed the foregoing instrument in his/her/their capacity as COO of CHARGE ENTERPRISES, INC., the Guarantor named above and he/she/they did acknowledge that he/she/they signed, was authorized to and delivered the same and that the foregoing instrument as his/her/their and the company’s voluntary act and deed for the purposes therein expressed.

/s/ JAMIE YUNG
[notary seal]	NOTARY

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